United
                    Vanguard
                    Fund, Inc.

                    SEMIANNUAL
                    REPORT
                    ---------------------------------------
                    For the six months ended March 31, 2000

This report is submitted for the general information of the shareholders of United Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Vanguard Fund, Inc. current prospectus.

PRESIDENT'S LETTER
MARCH 31, 2000


Dear Shareholder:


We are delighted to share with you this report on your Fund's operations for the six months ended March 31, 2000.

This six-month period provided some remarkable gains, especially in many of the so-called "new economy" stocks. The exceptional performance of these stocks was evident in the Nasdaq Composite Index, which is made up primarily of technology-oriented companies; and in the Russell 2000, which includes many small-cap growth companies. The Nasdaq Composite recorded a remarkable gain of 67 percent over the six months ended March 31, 2000. The Russell 2000 rose a very strong 27 percent over the period.

The performance of the two other major indices -- the Dow Jones Industrial Average and the Standard & Poor's 500 -- did not match the Nasdaq or Russell, reflecting a growing investor sentiment that the "old economy" companies that they include could not provide the growth opportunity of their "new economy" counterparts. Still, their performance, by historical standards, was very strong. The S&P 500, the index most often used to track the performance of the largest U.S. stocks, rose 18 percent for the six months ended March 31. The Dow Jones Industrial Average, which includes 30 of the nation's largest companies, rose 6 percent.

The across-the-board strength of the equity market and, especially, the enormous gains in the Nasdaq over this period, left many investors wondering if this upward trend was sustainable. The answer came just after the period's end, as a sharp sell-off erased all of the market's gains of the first three months of 2000. The sell-off was most pronounced, by far, in the Nasdaq Composite. Nonetheless, at May 1, 2000, the Nasdaq remained up 41 percent from its September 30, 1999 level.

For the six months ended March 31, bonds remained depressed, the result of several forces weighing on all fixed-income markets. The Federal Reserve began raising short-term interest rates at the end of June 1999, and has now raised interest rates five times. Tax-loss selling and investor preference for equities over fixed-income securities placed additional pressure on bonds.

Looking ahead, the market is still trying to find direction. Currently, economic news suggests that the economy remains sufficiently strong to perhaps prompt additional interest rate hikes by the Federal Reserve. Other factors that may affect the market during the coming year include the presidential election, the high trade deficit and the implications of that deficit for the value of the U.S. dollar abroad.

Overall, investors have been rewarded well in recent years. Those who continue a structured and consistent investment program remain well positioned to take advantage of opportunities, including those presented by the market's occasional downdrafts. Just as we urge you not to become unduly concerned if the market moves downward in the near term, we would urge that you not become too exuberant when it moves higher in similarly short periods.

It is impossible to predict with certainty where markets will go next, but one thing that remains certain is that a well-thought-out investment plan is essential. Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, is your key to a sound financial future. Thank you for your ongoing commitment and support.

Respectfully,

Robert L. Hechler
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Vanguard Fund, Inc.

PORTFOLIO STRATEGY:
Common stock of companies  OBJECTIVE:   To seek appreciation of
thought to have superior                capital.
prospects for growth and/or
other unique investment     STRATEGY:   Invests primarily in a
characteristics                         diversified portfolio of
                                        common stocks issued by
                                        U.S. companies believed to
May invest in Foreign                   have appreciation
Securities                              possibilities.  The Fund's
                                        investment manager typically emphasizes
                                        growth stocks, but also includes value
                                        stocks in the Fund's portfolio.

                             FOUNDED:   1969

        SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY (June and December)

PERFORMANCE SUMMARY -- Class A Shares


          PER SHARE DATA
For the Six Months Ended March 31, 2000
---------------------------------------
CAPITAL GAINS DISTRIBUTION      $0.87
                                =====

NET ASSET VALUE ON
   3/31/00 $14.55 adjusted to: $15.42 (A)
   9/30/99                      10.11
                               ------
CHANGE PER SHARE               $ 5.31
                               ======

(A)This number includes the capital gains distribution of $0.87 paid in December 1999 added to the actual net asset value on March 31, 2000.


Past performance is not necessarily indicative of future results.

                              TOTAL RETURN HISTORY

                                          Average Annual Total Return
                                          ---------------------------
                                             With           Without
Period                                   Sales Load*      Sales Load**
------                                   -----------      ------------
1-year period ended 3-31-00                  46.77%           55.72%
5-year period ended 3-31-00                  26.87%           28.38%
10-year period ended 3-31-00                 17.92%           18.62%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 2000, United Vanguard Fund, Inc. had net assets totaling $3,054,697,421 invested in a diversified portfolio of:

   99.20%   Common Stocks
    0.80%   Cash and Cash Equivalents

As a shareholder of United Vanguard Fund, Inc., for every $100 you had invested on March 31, 2000, your Fund owned:

 $66.73  Manufacturing Stocks
  19.87  Services Stocks
   5.21  Wholesale and Retail Trade Stocks
   3.18  Mining Stocks
   2.11  Transportation, Communication, Electric
           and Sanitary Services Stocks
   2.10  Finance, Insurance and Real Estate Stocks
   0.80  Cash and Cash Equivalents

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
MARCH 31, 2000

                                              Shares        Value

COMMON STOCKS
Building Materials and Garden Supplies - 1.72%
 Home Depot, Inc. (The)  .................   815,000 $   52,567,500

Business Services - 18.34%
 BMC Software, Inc.*  ....................   175,000      8,635,156
 Brocade Communications Systems, Inc.*  ..   200,000     35,806,250
 CheckFree Holdings Corporation*  ........   550,000     38,826,563
 Citrix Systems, Inc.*  ..................   698,400     46,247,175
 Clear Channel Communications, Inc.*  ....   300,300     20,739,469
 Edwards (J. D.) & Company*  .............   100,000      3,278,125
 Intuit Inc.*  ...........................   500,000     27,171,875
 Microsoft Corporation*  .................   960,000    102,270,000
 Oracle Corporation*  .................... 2,640,000    205,837,500
 SAP AG, ADR  ............................ 1,100,000     65,725,000
 Siebel Systems, Inc.*  ..................     5,000        597,031
 VeriSign, Inc.*  ........................    10,000      1,494,375
 Veritas Software Corp.*  ................    15,000      1,940,156
 Vignette Corporation*  ..................    10,000      1,602,813
   Total .................................              560,171,488

Chemicals and Allied Products - 13.49%
 Bristol-Myers Squibb Company  ...........   597,300     34,494,075
 Forest Laboratories, Inc.*  .............   700,000     59,150,000
 Pfizer Inc.  ............................ 2,449,800     89,570,813
 Schering-Plough Corporation  ............ 1,265,600     46,510,800
 Smith International, Inc.*  ............. 1,133,900     87,877,250
 Warner-Lambert Company  .................   968,300     94,409,250
   Total .................................              412,012,188

Communication - 1.83%
 Nextel Communications, Inc.*  ...........   376,500     55,804,359

Depository Institutions - 0.22%
 Firstar Corporation  ....................   300,000      6,881,250

Electronic and Other Electric Equipment - 20.98%
 ADC Telecommunications, Inc.*  ..........   854,600     46,068,281
 Intel Corporation  ......................   503,400     66,354,413
 JDS Uniphase Corporation*  ..............   361,200     43,535,887
 Nokia Corporation, Series A, ADR  .......   700,000    152,075,000
 Nortel Networks Corporation  ............   240,000     30,240,000
 Rambus Inc.*  ...........................    88,700     26,041,766
 STMicroelectronics N.V., NY Shares  .....   268,750     50,306,641
 Texas Instruments Incorporated  .........   324,400     51,904,000
 Xilinx, Inc.*  .......................... 2,103,600    174,138,637
   Total .................................              640,664,625

                See Notes to Schedule of Investments on page 8.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
MARCH 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Fabricated Metal Products - 1.79%
 Parker Hannifin Corporation  ............ 1,325,000 $   54,739,063

General Merchandise Stores - 3.49%
 Kohl's Corporation*  ....................   827,000     84,767,500
 Wal-Mart Stores, Inc.  ..................   394,000     21,867,000
   Total .................................              106,634,500

Industrial Machinery and Equipment - 18.92%
 Applied Materials, Inc.*  ............... 1,621,800    152,905,331
 Cisco Systems, Inc.*  ................... 2,052,800    158,707,100
 Cooper Cameron Corporation*  ............   936,000     62,595,000
 EMC Corporation*  ....................... 1,623,000    202,875,000
 Sun Microsystems, Inc.*  ................    10,000        937,187
   Total .................................              578,019,618

Instruments and Related Products - 2.19%
 Guidant Corporation*  ...................   424,900     24,989,431
 Medtronic, Inc.  ........................   811,800     41,756,963
   Total .................................               66,746,394

Motion Pictures - 1.53%
 Time Warner Incorporated  ...............   468,300     46,830,000

Nondepository Institutions - 1.88%
 Fannie Mae  .............................   535,300     30,210,994
 Freddie Mac  ............................   618,300     27,321,131
   Total .................................               57,532,125

Oil and Gas Extraction - 3.18%
 BJ Services Company*  ...................   350,000     25,856,250
 Schlumberger Limited  ...................   930,000     71,145,000
   Total .................................               97,001,250

Radio and Television Communications Equipment - 6.09%
 Koninklijke Philips Electronics N.V.,
   NY Shares .............................   670,912    114,935,612
 Motorola, Inc.  .........................   500,000     71,187,500
   Total .................................              186,123,112

Railroad Transportation - 0.28%
 Kansas City Southern Industries, Inc.  ..   100,000      8,593,750

Transportation Equipment - 3.27%
 Harley-Davidson, Inc.  .................. 1,257,700     99,829,937

TOTAL COMMON STOCKS - 99.20%                         $3,030,151,159
 (Cost: $1,432,329,262)

                See Notes to Schedule of Investments on page 8.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
MARCH 31, 2000

                                                            Value

TOTAL SHORT-TERM SECURITIES - 0.89%                  $   27,144,433
 (Cost: $27,144,433)

TOTAL INVESTMENT SECURITIES - 100.09%                $3,057,295,592
 (Cost: $1,459,473,695)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.09%)      (2,598,171)

NET ASSETS - 100.00%                                 $3,054,697,421


Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED VANGUARD FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities -- at value
   (Notes 1 and 3) .................................     $3,057,296
 Cash   ............................................              1
 Receivables:
   Fund shares sold ................................          3,419
   Dividends and interest ..........................            748
 Prepaid insurance premium  ........................             33
                                                         ----------
    Total assets  ..................................      3,061,497
                                                         ----------
Liabilities
 Payable to Fund shareholders  .....................          5,709
 Accrued service fee (Note 2)  .....................            585
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................            344
 Accrued distribution fee (Note 2)  ................             57
 Accrued management fee (Note 2)  ..................             55
 Accrued accounting services fee (Note 2)  .........              8
 Other  ............................................             42
                                                         ----------
    Total liabilities  .............................          6,800
                                                         ----------
      Total net assets .............................     $3,054,697
                                                         ==========

Net Assets
 $1.00 par value capital stock
   Capital stock ...................................     $  209,917
   Additional paid-in capital ......................      1,140,983
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss....        (8,201)
   Accumulated undistributed net realized gain on
    investment transactions  .......................        114,176
   Net unrealized appreciation in value of
    investments  ...................................      1,597,822
                                                         ----------
    Net assets applicable to outstanding
      units of capital .............................     $3,054,697
                                                         ==========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................         $14.55
 Class B ...........................................         $14.47
 Class C ...........................................         $14.47
 Class Y  ..........................................         $14.60
Capital shares outstanding
 Class A  ..........................................        207,031
 Class B ...........................................          1,298
 Class C ...........................................            244
 Class Y  ..........................................          1,344
Capital shares authorized ..........................        600,000
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended MARCH 31, 2000
(In Thousands)

Investment Loss
 Income (Note 1B):
   Dividends (net of foreign withholding
    taxes of $1)  ..................................    $    3,429
   Interest and amortization .......................         1,596
                                                        ----------
    Total income  ..................................         5,025
                                                        ----------
 Expenses (Note 2):
   Investment management fee .......................         8,216
   Service fee:
    Class A ........................................         2,722
    Class B ........................................            10
    Class C ........................................             2
   Transfer agency and dividend disbursing:
    Class A ........................................         1,711
    Class B ........................................            18
    Class C ........................................             3
   Distribution fee:
    Class A ........................................           165
    Class B ........................................            28
    Class C ........................................             5
   Accounting services fee .........................            50
   Custodian fees ..................................            50
   Legal fees ......................................            14
   Audit fees ......................................            12
   Shareholder servicing - Class Y .................            12
   Other ...........................................           206
                                                        ----------
    Total expenses  ................................        13,224
                                                        ----------
      Net investment loss ..........................        (8,199)
                                                        ----------
Realized and Unrealized Gain on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................       119,564
 Unrealized appreciation in value of investments
   during the period ...............................       962,792
                                                        ----------
    Net gain on investments  .......................     1,082,356
                                                        ----------
      Net increase in net assets resulting
       from operations  ............................    $1,074,157
                                                        ==========


                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)
                                       For the six   For the fiscal
                                        months ended   year ended
                                          March 31,   September 30,
                                             2000        1999
Increase in Net Assets                  ------------ ------------
 Operations:
   Net investment loss ..............    $    (8,199)   $    (4,023)
   Realized net gain on investments .        119,564        168,569
   Unrealized appreciation ..........        962,792       354,100
                                          ----------     ----------
    Net increase in net assets
      resulting from operations .....      1,074,157        518,646
                                          ----------     ----------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ........................            ---         (1,908)
    Class B  ........................            ---            ---
    Class C  ........................            ---            ---
    Class Y  ........................            ---            (19)
   Realized gains on securities
    transactions:
    Class A  ........................       (166,701)       (21,925)
    Class B  ........................           (343)           ---
    Class C  ........................            (57)           ---
    Class Y  ........................         (1,037)           (73)
                                          ----------     ----------
                                            (168,138)       (23,925)
 Capital share transactions               ----------     ----------
   (Note 5) .........................        213,156          9,703
                                          ----------     ----------
      Total increase ................      1,119,175        504,424
Net Assets
 Beginning of period  ...............      1,935,522      1,431,098
                                          ----------     ----------
 End of period ......................     $3,054,697     $1,935,522
                                          ==========     ==========
   Undistributed net investment loss         $(8,201)          $---
                                             =======           ====

                 *See "Financial Highlights" on pages 12 - 15.
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the
                      six         For the fiscal year ended
                     months              September 30,
                     ended   ------------------------------------
                    3/31/00    1999   1998    1997   1996    1995
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of period $10.11  $ 7.50  $9.11   $8.77  $8.97   $7.73
                     ------  ------  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income (loss)....  (0.04)  (0.02)  0.01    0.07   0.03    0.07
 Net realized and
   unrealized gain
   on investments ..   5.35    2.75   0.19    1.69   0.26    1.82
                     ------  ------  -----   -----  -----   -----
Total from investment
 operations  .......   5.31    2.73   0.20    1.76   0.29    1.89
                     ------  ------  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.00)  (0.01) (0.04)  (0.06) (0.04)  (0.03)
 From capital gains   (0.87)  (0.11) (1.77)  (1.36) (0.45)  (0.62)
                     ------  ------  -----   -----  -----   -----
Total distributions   (0.87)  (0.12) (1.81)  (1.42) (0.49)  (0.65)
                     ------  ------  -----   -----  -----   -----
Net asset value,
 end of period  .... $14.55  $10.11  $7.50   $9.11  $8.77   $8.97
                     ======  ======  =====   =====  =====   =====
Total return* ......  54.95%  36.74%  3.76%  23.60%  3.59%  26.82%
Net assets, end of
 period (in
 millions)  ........ $3,013  $1,924 $1,426  $1,478 $1,291  $1,285
Ratio of expenses
 to average net
 assets  ...........   1.06%** 1.13%  1.10%   1.09%  1.09%   1.05%
Ratio of net
 investment income (loss)
 to average net
 assets  ...........  -0.66%**-0.22%  0.13%   0.86%  0.36%   0.87%
Portfolio
 turnover rate  ....  29.04%  83.67% 90.51% 139.14% 57.10%  30.01%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
**Annualized.

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/4/99*
                            through
                            3/31/00
                            -------
Net asset value,
 beginning of period        $10.43
                             -----
Income from investment
 operations:
 Net investment loss         (0.05)
 Net realized and
   unrealized gain
   on investments ..          4.96
                             -----
Total from investment
 operations  .......          4.91
                             -----
Less distributions:
 From net investment
   income ..........         (0.00)
 From capital gains          (0.87)
                             -----
Total distributions          (0.87)
                             -----
Net asset value,
 end of period  ....        $14.47
                             =====
Total return .......         49.39%
Net assets, end of
 period (in
 millions)  ........           $19
Ratio of expenses to
 average net assets           2.18%**
Ratio of net investment
 loss to average
 net assets  .......         -1.78%**
Portfolio turnover
 rate  .............         29.04%***

    *Commencement of operations.
   **Annualized.
  ***For the six months ended March 31, 2000.


                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/4/99*
                            through
                            3/31/00
                            -------
Net asset value,
 beginning of period        $10.43
                             -----
Income from investment
 operations:
 Net investment loss         (0.05)
 Net realized and
   unrealized gain
   on investments ..          4.96
                             -----
Total from investment
 operations  .......          4.91
                             -----
Less distributions:
 From net investment
   income ..........         (0.00)
 From capital gains          (0.87)
                             -----
Total distributions          (0.87)
                             -----
Net asset value,
 end of period  ....        $14.47
                             =====
Total return .......         49.39%
Net assets, end of
 period (in
 millions)  ........            $3
Ratio of expenses to
 average net assets           2.17%**
Ratio of net investment
 loss to average
 net assets  .......         -1.76%**
Portfolio turnover
 rate  .............         29.04%***

    *Commencement of operations.
   **Annualized.
  ***For the six months ended March 31, 2000.

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the                               For the
                       six  For the fiscal year ended  period from
                     months          September 30,        9/8/95*
                     ended-----------------------------   through
                    3/31/00    1999   1998    1997   1996  9/30/95
                    ------- ------- ------  ------ ------  ------
Net asset value,
 beginning of period $10.13  $ 7.52  $9.12   $8.78  $8.97   $9.05
                     ------  ------  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income (loss) ...  (0.03)  (0.00)  0.03    0.09   0.07    0.00
 Net realized and
   unrealized gain
   (loss) on
   investments......   5.37    2.75   0.19    1.69   0.24   (0.08)
                     ------  ------  -----   -----  -----   -----
Total from investment
 operations ........   5.34    2.75   0.22    1.78   0.31   (0.08)
                     ------  ------  -----   -----  -----   -----
Less distributions:
 From net investment
   income...........  (0.00)  (0.03) (0.05)  (0.08) (0.05)  (0.00)
 From capital gains   (0.87)  (0.11) (1.77)  (1.36) (0.45)  (0.00)
                     ------  ------  -----   -----  -----   -----
Total distributions.  (0.87)  (0.14) (1.82)  (1.44) (0.50)  (0.00)
                     ------  ------  -----   -----  -----   -----
Net asset value,
 end of period ..... $14.60  $10.13  $7.52   $9.12  $8.78   $8.97
                     ======  ======  =====   =====  =====   =====
Total return .......  55.14%  36.94%  4.02%  23.87%  3.80%  -0.88%
Net assets, end of
 period (in
 millions)  ........ $20     $12     $5      $5     $4      $2
Ratio of expenses
 to average
 net assets  .......   0.82%** 0.90%  0.91%   0.90%  0.91%   0.00%
Ratio of net investment
 income (loss) to average
 net assets ........  -0.42%**-0.02%  0.33%   1.05%  0.69%   0.00%
Portfolio
 turnover rate .....  29.04%  83.67% 90.51% 139.14% 57.10%  30.01%**

    *Commencement of operations.
   **Annualized.

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000

NOTE 1 -- Significant Accounting Policies

     United Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of .70% of net assets up to $1 billion, .65% of net assets over $1 billion up to $2 billion, .60% of net assets over $2 billion up to $3 billion and .55% over $3 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
              Average
           Net Asset Level          Annual Fee
     (all dollars in millions)     Rate for Each Level
     -------------------------     -------------------
     From $    0 to $   10              $      0
     From $   10 to $   25              $ 10,000
     From $   25 to $   50              $ 20,000
     From $   50 to $  100              $ 30,000
     From $  100 to $  200              $ 40,000
     From $  200 to $  350              $ 50,000
     From $  350 to $  550              $ 60,000
     From $  550 to $  750              $ 70,000
     From $  750 to $1,000              $ 85,000
          $1,000 and Over               $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,339,943. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,676,637 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. The purpose of the deferred sales charge is to compensate W&R for the costs incurred by W&R in connection with the sale of Fund shares.

     With respect to Class B shares, the amount of the CDSC will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the first calendar year of investment, 5%; the second calendar year, 4%; the third calendar year, 3%; the fourth calendar year, 3%; the fifth calendar year, 2%; the sixth calendar year, 1% and thereafter, 0%.

     If Class C shares are sold within 12 months of buying these shares, a 1% CDSC will be imposed.

     The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended March 31, 2000, W&R received $2,520 and $472 in deferred sales charges from Class B shares and Class C shares, respectively.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which is it entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $37,548, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $785,873,814 while proceeds from maturities and sales aggregated $700,286,447. Purchases of short-term securities aggregated $1,121,159,375, while proceeds from maturities and sales aggregated $1,169,439,688. No U.S. Government securities were purchased or sold during the period.


     For Federal income tax purposes, cost of investments owned at March 31, 2000 was $1,462,758,342, resulting in net unrealized appreciation of $1,594,537,250, of which $1,610,571,988 related to appreciated securities and $16,034,738 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $166,242,219 during its fiscal year ended September 30, 1999, which has been distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.

                            For the       For the
                         six months   fiscal year
                              ended         ended
                          March 31, September 30,
                               2000          1999
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............       19,234        44,094
 Class B .............        1,299           ---
 Class C .............          246           ---
 Class Y  ............          466           886
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............       14,266         2,675
 Class B .............           30           ---
 Class C .............            5           ---
 Class Y  ............           59            11
Shares redeemed:
 Class A  ............      (16,725)      (46,621)
 Class B .............          (31)          ---
 Class C .............           (7)          ---
 Class Y  ............         (303)         (402)
                             ------        ------
Increase in
 outstanding capital
 shares ..............       18,539           643
                             ======        ======
Value issued from sale
 of shares:
 Class A  ............     $235,717      $423,994
 Class B .............       16,122           ---
 Class C .............        3,093           ---
 Class Y  ............        5,860         8,651
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............      162,063        23,248
 Class B .............          343           ---
 Class C .............           57           ---
 Class Y  ............          673            92
Value redeemed:
 Class A  ............     (206,390)     (442,540)
 Class B .............         (402)          ---
 Class C .............          (90)          ---
 Class Y  ............       (3,890)       (3,742)
                           --------      --------
Increase in outstanding
 capital  ............     $213,156      $  9,703
                           ========      ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Vanguard Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Vanguard Fund, Inc. (the "Fund") as of March 31, 2000, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 1999, and the financial highlights for the six-month period ended March 31, 2000, and for each of the five fiscal years in the period ended September 30, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Vanguard Fund, Inc. as of March 31, 2000, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 1999, and the financial highlights for the six-month period ended March 31, 2000, and for each of the five fiscal years in the period ended September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Kansas City, Missouri
May 5, 2000

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Daniel P. Becker, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President




To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds


United Accumulative Fund
United Asset Strategy Fund, Inc.
United Bond Fund
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Income Fund
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Science and Technology Fund
United Small Cap Fund, Inc.
United Tax-Managed Equity Fund, Inc.
United Vanguard Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1005SA(3-00)

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